UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 13, 2012

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

18th Floor, Teda Building

87 Wing Lok Street, Sheungwan, Hong Kong

Special Administrative Region of the People’s Republic of China

(Address of principal executive offices)

+852-2543-2290
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 13, 2012, Mr. Che Kin Lui, a director of China Precision Steel, Inc. (the “Company”) resigned from his position on the Company’s board of directors for personal reasons, effective as of August 8, 2012. Mr. Lui’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company’s Board of Directors is in the process of vetting suitable candidates to fill the vacancy created due to the departure of Mr. Lui and will announce any such appointment as soon as it is complete.

A copy of the Company’s press release regarding Mr. Lui’s resignation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release, dated August 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2012
CHINA PRECISION STEEL, INC.

By: /s/ Leada Tak Tai Li
Leada Tak Tai Li
Chief Financial Officer